Exhibit 99.2

Greenlight Financial Services

Unaudited Interim Financial Statements

March 31, 2013

GREENLIGHT FINANCIAL SERVICES

BALANCE SHEETS

March 31, 2013 and December 31, 2012

	March 31, 2013	December 31, 2012
ASSETS
Cash	$75,176,816	$57,550,881
Restricted cash	1,683,380	3,113,315
Mortgage loans held for sale, at fair value	235,618,479	237,239,373
Mortgage loans held for investment	291,430	292,443
Mortgage servicing rights	2,353,042	996,808
Derivative financial instruments	952,447	171,908
Prepaid expenses and other assets	766,273	1,039,163
Property and equipment, net	3,338,535	2,986,637

Total assets	$320,180,402	$303,390,528

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued liabilities	$11,701,687	$11,944,452
Warehouse borrowings	217,545,658	218,394,435
Repurchase reserve	6,312,630	5,452,302
Derivative financial instruments	1,785,706	715,310

Total liabilities	237,345,681	236,506,499

Commitments and Contingencies (Note 4)
Stockholders’ Equity
Common stock, no par value, 10,000 shares authorized, issued, and outstanding	539,830	539,830
Additional paid-in capital	4,100,000	4,100,000
Retained earnings	78,194,891	62,244,199

Total stockholders’ equity	82,834,721	66,884,029

Total liabilities and stockholders’ equity	$320,180,402	$303,390,528

The accompanying notes are an integral part of these unaudited interim financial statements.

GREENLIGHT FINANCIAL SERVICES

STATEMENTS OF OPERATIONS

For the Quarters Ended March 31, 2013 and 2012

	2013	2012
REVENUES
Mortgage banking	$60,207,397	$33,692,132
Interest income from mortgage loans held for sale	1,990,440	1,243,418
Other income	—	105,000

Total revenues	62,197,837	35,040,550

OPERATING EXPENSES
Interest expense on warehouse borrowings	885,788	1,090,008
Advertising	11,349,538	7,186,600
Personnel	18,871,221	10,966,407
Other general and administrative	6,684,008	2,528,982
Occupancy	764,275	534,150
Data processing	1,824,658	518,516
Professional fees	205,316	434,080
Loan administration expense	111,341	—

Total operating expenses	40,696,145	23,258,743

NET INCOME	$21,501,692	$11,781,807

The accompanying notes are an integral part of these unaudited interim financial statements.

GREENLIGHT FINANCIAL SERVICES

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Quarters Ended March 31, 2013 and 2012

	Common Stock		Additional Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total
BALANCE – December 31, 2011	10,000	$539,830	$4,100,000	$17,070,087	$21,709,917
Distributions	—	—	—	(2,180,000)	(2,180,000)
Net income	—	—	—	11,781,807	11,781,807

BALANCE – March 31, 2012	10,000	$539,830	$4,100,000	$26,671,894	$31,311,724

	Common Stock		Additional Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total
BALANCE – December 31, 2012	10,000	$539,830	$4,100,000	$62,244,199	$66,884,029
Distributions	—	—	—	(5,551,000)	(5,551,000)
Net income	—	—	—	21,501,692	21,501,692

BALANCE – March 31, 2013	10,000	$539,830	$4,100,000	$78,194,891	$82,834,721

The accompanying notes are an integral part of these unaudited interim financial statements.

GREENLIGHT FINANCIAL SERVICES

STATEMENTS OF CASH FLOWS

For the Quarters Ended March 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$21,501,692	$11,781,807
Adjustments to reconcile net income to net cash used in operating activities:
Origination of mortgage loans held for sale	(1,727,884,182)	(1,271,367,713)
Proceeds from sale of mortgage loans held for sale	1,730,907,303	1,213,349,682
Change in fair value of mortgage loans held for sale	(1,402,227)	(1,143,945)
Change in fair value of derivative asset	(780,539)	(528,463)
Change in fair value of derivative liability	1,070,396	(2,125,100)
Provision for loan repurchase claims	860,328	1,523,906
Depreciation and amortization	158,070	18,166
Changes in operating assets and liabilities:
Mortgage loans held for investment	1,013	699,864
Mortgage servicing rights	(1,356,234)	—
Prepaid expenses and other assets	272,890	(401,973)
Accounts payable and accrued liabilities	(242,765)	1,368,800

Net cash provided by (used in) operating activities	23,105,745	(46,824,969)

CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	1,429,935	277,457
Purchases of property and equipment	(509,968)	(81,728)

Net cash provided by financing activities	919,967	195,729

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholders	(5,551,000)	(2,180,000)
Net borrowings on warehouse financing facilities	(848,777)	64,786,396

Net cash (used in) provided by financing activities	(6,399,777)	62,606,396

NET INCREASE IN CASH	17,625,935	15,977,156
CASH – beginning of period	57,550,881	7,300,472

CASH – end of period	$75,176,816	$23,277,628

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$895,163	$1,104,642

State income taxes	$—	$120,000

The accompanying notes are an integral part of these unaudited interim financial statements.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

On May 31, 2013, Nationstar Mortgage LLC, Lewisville, Texas, purchased the assets and assumed certain liabilities of Greenlight Financial Services (the “Company”) in a transaction accounted for as a business combination. The Company was formed in 2001 and operates as a national mortgage lender. The Company’s headquarters and main operations center are located in Irvine, California, with branches in San Diego, California and Las Vegas, Nevada. At March 31, 2013, the Company was licensed to originate loans in 43 states.

Nationstar Mortgage LLC, is a wholly-owned subsidiary of Nationstar Mortgage Holdings Inc., a publicly traded company (NYSE: NSM).

The Company operates under approval from the United States Department of Housing and Urban Development (“HUD”) to fund HUD-insured mortgages as a Title I and Title II “Nonsupervised mortgagee”. The Company was a Federal Home Loan Mortgage Corporation (“Freddie Mac’) and Federal National Mortgage Association (“Fannie Mae”) seller and servicer, and recently gained Government National Mortgage Association (“Ginnie Mae”) approval in October 2012.

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared by the Company pursuant to the rules for interim financial statements established under generally accepted accounting principles (“GAAP”). Certain information and footnote disclosures normally included in the financial statements prepared in accordance with GAAP have been omitted pursuant to such interim GAAP; nevertheless, the Company believes that the disclosures are adequate to make the information presented not misleading. Amounts related to disclosure of December 31, 2012 balances within these interim financial statements were derived from the audited 2012 financial statements and notes thereto. These financial statements and the notes hereto should be read in conjunction with the financial statements and notes thereto included herewith in Nationstar Mortgage Holdings Inc.’s Form 8-K. In the Company’s opinion, all adjustments, including normal recurring adjustments necessary to present fairly the financial position, results of operations, and cash flows of the Company for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results for any subsequent interim period or for the full year.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, among others, the valuation of loans held for sale, mortgage servicing rights, and derivative financial instruments. Actual amounts could materially differ from those estimates.

Fair Value Option

The fair value option provides an option to elect fair value as an alternative measurement for selected financial assets and financial liabilities. The Company has elected the fair value option for mortgage servicing rights (“MSRs”) and mortgage loans held-for-sale. The Company hedges the relationship between forward loan sales commitments (hedging instrument) and fixed-rate loans (hedged item). Changes in fair value are recorded to operations and derivatives are reflected as assets or liabilities.

Concentrations

The Company currently maintains substantially all of its cash (including restricted cash) with several major financial institutions. At times, cash balances may be in excess of the amounts insured by the Federal Deposit Insurance Corporation (“FDIC”).

The Company originates real estate loans and generates revenues from the origination and sale of these loans. Although management closely monitors market conditions, such activity is sensitive to fluctuations in prevailing interest rates and the real estate markets. A majority of all properties securing the real estate loans held for sale are located in California. Current economic conditions in the California real estate market and/or increases in mortgage interest rates could have a future material adverse impact on the Company’s financial condition and operations.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Segment Information

The Company operates in a single business segment, the funding and sale of mortgage loans.

Accounting Standards Update

ASU 2011-11

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU will enhance disclosures required by GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments in the scope of this ASU. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company has not determined the impact of this ASU on its financial statements.

ASU 2013-01

In January 2013, the FASB issued ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This ASU amends ASU 2011-11 to clarify that the scope applies to derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to master netting or similar arrangements. Other types of financial assets and liabilities subject to master netting or similar arrangements are not subject to the disclosure requirements in ASU 2011-11. The amendments are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Company has not determined the impact of this ASU on its financial statements.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Mortgage Loans Held For Sale

Mortgage loans held for sale consists of single-family residential property mortgages having maturities up to 30 years. Pursuant to the mortgage terms, the borrowers have pledged the underlying real estate as collateral for the loans. It is the Company’s primary practice to sell all loans to mortgage loan purchasers shortly after they are funded, on both a servicing released and servicing retained basis. The Company entered into a “Subservicing Agreement” in 2012 with a subservicer to provide certain management and disposition services for the mortgage loan assets. The servicing retained mortgage loan assets (MSR portfolio) consist of Freddie Mac and Fannie Mae loans.

Mortgage loans held for sale are accounted for using the fair value option, with changes in fair value recorded in gain on sale of mortgage loans. In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 825, Financial Instruments, loan origination fees and expenses are recognized in earnings as incurred and not deferred. Fair value of loans held for sale generally consists of the current market value of loans funded and held for sale to investors. As of March 31, 2013, all loans held for sale were allocated for sale to investors and fair value represents the value of the loan based on an actual commitment price with an investor.

At March 31, 2013, mortgage loans held for sale are summarized as follows:

Unpaid principal balance	$225,448,253
Mark to market adjustment	10,170,226

Mortgage loans held for sale, at fair value	$235,618,479

Mortgage Servicing Rights (MSRs)

The Company accounts for mortgage loan sales in accordance with FASB ASC 860, Transfers and Servicing. Upon sale, the mortgage loans are removed from the balance sheet and mortgage servicing rights (MSRs) are recorded as an asset if servicing rights are retained. A gain on sale, if applicable, is recognized for the difference between the carrying value of the mortgage loan receivables and the sales proceeds, net of origination costs and market subservicing fees. The Company elected to measure MSRs at fair value as prescribed by FASB ASC 860-50-35, and as such, servicing assets or liabilities are valued using discounted cash flow modeling techniques using assumptions regarding future net servicing cash flow, including prepayment rates, discount rates, servicing cost and other factors. Changes in estimated fair value are reported in the accompanying statement of operations within mortgage banking revenues.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Mortgage Banking

Mortgage banking revenues on the statement of operations include the premium from loan sales, the mark to market gain on mortgage loans held for sale, the realized and unrealized gain/loss on derivative interest rate hedging instruments, gain/loss servicing released premiums (“SRP”), gain/loss price adjustments, unrealized gain/loss on interest rate lock commitment derivatives, and the provision for repurchase claims on previously sold loans.

The Company recognizes gains on mortgage loans held for sale based upon changes in the fair value and when such loans are sold. Per FASB ASC 860, Transfers and Servicing, a transfer of financial assets in which the transferor surrenders control over those assets is accounted for as a sale. The transferor has surrendered control over transferred assets if and only if all of the following conditions are met: (a) the transferred assets have been isolated from the transferor (put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership); (b) each transferee has the right to pledge or exchange the assets it received, and no condition both constrains the transferee from taking advantage of its right to pledge or exchange and provides more than a trivial benefit to the transferor; and (c) the transferor does not maintain effective control over the transferred assets through either (1) an agreement that both entitles and obligates the transferor to repurchase or redeem them before their maturity or (2) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

As such, the loans receivable and corresponding warehouse financing borrowings are removed from the balance sheet at the time of transfer with gains and/or losses recorded to current earnings based on the original “take-out” price commitment.

The Company also generates revenues from interest income on mortgage loans that it originates. The revenues realized are based on the loan amount multiplied by the contractual interest rate from the time of funding by the Company through the time of sale. These revenues are recognized as earned during the period from funding to sale. The Company does not recognize interest income on any loan which is delinquent for greater than ninety days with respect to its monthly contractual principal and interest payment.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Measurements

The Company follows the Fair Value Measurements Guidance FASB ASC 820-10, which requires, among other things, a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is based on quoted market prices, where available. If listed prices or quotes are not available, fair value is based on internally developed models that primarily use, as inputs, market-based or independently sourced parameters, including but not limited to yield curves, interest rates, volatilities and credit curves. In addition to market information, models also incorporate transaction details, such as maturity of the instrument(s). Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments may include amounts to reflect counterparty credit quality, constraints on liquidity and unobservable parameters. Valuation adjustments are applied consistently by the Company over time.

Income Taxes

The Company has elected to be taxed as an “S” Corporation for both federal and state income tax purposes. Accordingly, the Company has not provided for federal income taxes because the income tax liability is that of the individual stockholders. The state tax treatment is substantially the same as the federal, except for a 3.5% tax imposed by California on the Company’s taxable income, plus various other state taxes imposed by the states where the Company transacts its business. Deferred state tax assets and liabilities were not significant at March 31, 2013.

Repurchase Claims and Risks and Uncertainties

The Company sells loans to investors without recourse and retains loan servicing with an approved sub-servicer on a small portfolio of originations. As such, these purchasers have assumed the risk of loss or default by the borrower. However, the Company is generally required by these investors to make certain representations and warranties such as, but not limited to; credit information, loan documentation and collateral. To the extent that the Company breaches such representations and warranties, the Company may be required to repurchase the loans and/or indemnify these investors for any losses from future borrower defaults. During the quarter ended March 31, 2013, the Company, either repurchased loans at the price sold to the investor or negotiated settlement agreements in

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Repurchase Claims and Risks and Uncertainties (continued)

lieu of repurchasing loans, or indemnified the investor. The Company did not incur settlements during the period ended March 31, 2013. The Company accrues a loan loss reserve on each funded loan against any future loan repurchases, settlements and/or indemnification agreements. Repurchased loans are evaluated at time of repurchase for purposes of determining fair market value and carrying value on the balance sheet. The Company also assesses whether such repurchased loans can be cured with respect to payment default issues or whether the loan has the ability to be resold at a later date.

Repurchased loans which have been determined to be non-saleable or cannot be cured for which fair market value is materially less than cost, are charged against the repurchase reserve.

Repurchased loans which are likely to be sold at a later date or cured are recorded as an addition to mortgage loans held for sale.

Accounting for Derivative Instruments

In accordance with FASB ASC 815, Derivatives and Hedging, the Company records its derivative instruments at fair value as either assets or liabilities on the balance sheet. The derivatives used by the Company are interest rate lock commitments (“IRLCs”) and certain hedge instruments, which are primarily ‘‘to be announced mortgage-backed securities’’ (‘‘TBA MBS’’) and mandatory delivery contracts (collectively the “Hedges”). The changes in fair value of the derivative instruments are recognized in the statement of operations as a component of mortgage banking revenue.

The Company enters into IRLCs with prospective borrowers to originate mortgage loans that will be held for sale. These commitments are accounted for as derivatives under FASB ASC 820. In the IRLC, the Company agrees to extend credit to a prospective borrower under certain specified terms and conditions at a specified rate, regardless of whether interest rates change in the market. IRLCs do not bind the potential borrower to obtain the loan, nor do they guarantee that the Company will approve the loan once the creditworthiness has been determined. Loans in process with IRLCs at March 31, 2013 approximated $1,187,000, consisting of 4,509 loans.

The Company is at risk for potential changes in the value of that IRLC. To mitigate the risk of increases in interest rates affecting its IRLCs and unsold mortgage loans held for sale, the Company enters into Hedges. Because the potential borrower is not bound to obtain the loan, the Company uses a formula to determine the probability of a loan to fund and adjusts the Hedge amounts accordingly to appropriately mitigate any change in value of the loan. As of March 31, 2013, the Company entered into hedge coverage for approximately 81% of the IRLCs and uncommitted mortgage loans held for sale.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Subsequent Events

Management has evaluated subsequent events through the date these interim financial statements were filed with the Securities and Exchange Commission, which is the date the financial statements were available to be issued.

2.	FAIR VALUE MEASUREMENTS

Fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practical to estimate the value is based upon the characteristics of the instruments and relevant market information. Financial instruments include cash, evidence of ownership in an entity, or contracts that convey or impose on an entity that contractual right or obligation to either receive or deliver cash for another financial instrument.

Fair value is the amount at which a financial instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation, and is best evidenced by a quoted market price if one exists.

The Company’s balance of mortgage loans held for sale is subject to changes in fair value, due to fluctuations in interest rates from the loan funding date through the date of sale of the loan into the secondary market. Typically, the fair value of the portfolio of loans held for sale declines in value when interest rates increase and rises in value when interest rates decrease. Assets and liabilities measured at fair value on a recurring basis at March 31, 2013 (there were no assets or liabilities measured at fair value on a nonrecurring basis) were:

		Level 1	Level 2	Level 3
	Total carrying value	Quoted market prices in Active markets	Internal Models with significant observable market parameters	Internal models with significant unobservable market parameters
Mortgage loans held for sale	$235,618,479	$—	$235,618,479	$—
Mortgage servicing rights	2,353,042	—	—	2,353,042
IRLCs	952,447	—	—	952,447

Total assets	$238,923,968	$—	$235,618,479	$3,305,489

Derivative liabilities	$1,785,706	$—	$1,785,706	$—

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

2.	FAIR VALUE MEASUREMENTS (continued)

The following tables present a reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the quarters ended March 31, 2013 and 2012:

	Level 3 Recurring Fair Value Measurements
	Mortgage Servicing Rights	IRLCs
Fair value, December 31, 2011	$—	$—
Total gains included in earnings:
Change in fair value	—	528,463

Total gains included in earnings	—	528,463
Transfers in and/or out of Level 3	—	—
Purchases, issuances and settlements
Purchases	—	—
Issuances	—	—
Settlements	—	—

Fair value, March 31, 2012	$—	$528,463

Unrealized gains still held	$—	$528,463

	Level 3 Recurring Fair Value Measurements
	Mortgage Servicing Rights	IRLCs
Fair value, December 31, 2012	$996,808	$171,908
Total gains included in earnings:
Change in fair value	1,356,234	780,539

Total gains included in earnings	1,356,234	780,539
Transfers in and/or out of Level 3	—	—
Purchases, issuances and settlements
Purchases	—	—
Issuances	—	—
Settlements	—	—

Fair value, March 31, 2013	$2,353,042	$952,447

Unrealized gains still held	$2,353,042	$952,447

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

2.	FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in recurring fair value measurements included in net earnings for the quarters ended March 31, 2013 and 2012:

	Recurring Fair Value Measurements
	Changes in Fair Value Included in Net Earnings
	For the Quarter Ended March 31, 2013
	Revenues	Expenses	Total
Loans held-for-sale	$1,402,227	$—	$1,402,227
Mortgage servicing rights	1,356,234	—	1,356,234
IRLCs	780,539	—	780,539
TBA MBS derivative liabilities	—	(1,070,396)	(1,070,396)

Total	$3,539,000	$(1,070,396)	$2,468,604

	Recurring Fair Value Measurements
	Changes in Fair Value Included in Net Earnings
	For the Quarter Ended March 31, 2012
	Revenues	Expenses	Total
Loans held-for-sale	$1,143,945	$—	$1,143,945
Mortgage servicing rights	—	—	—
IRLCs	528,463	—	528,463
TBA MBS derivative liabilities	2,125,100	—	2,125,100

Total	$3,797,508	$—	$3,797,508

The following table presents quantitative information about the valuation techniques and unobservable inputs applied to Level 3 fair value measurements for financial instruments measured at fair value on a recurring and nonrecurring basis at March 31, 2013:

Financial Instrument	Estimated Fair Value	Valuation Technique	Unobservable Input	Range of Inputs
Assets and liabilities
Mortgage servicing rights	2,353,042	DCF	Discount rates	10.5-15.5%
			Prepayment rates	7.52-25.43%
IRLCs	952,447	Market Pricing	Pull-through rate	76%

The following is a description of the measurement techniques for items recorded at estimated fair value on a recurring basis.

Mortgage Servicing Rights – The Company elected to carry all of its mortgage servicing rights at fair value. The fair value of mortgage servicing rights is based upon an internal discounted cash flow model. The valuation model incorporates assumptions that market participants would use in estimating the fair value of servicing. These assumptions include estimates of prepayment speeds, discount rate, cost to service, escrow account earnings, contractual servicing fee income, prepayment and late fees, among other considerations. Mortgage servicing rights are considered a Level 3 measurement at March 31, 2013.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

2.	FAIR VALUE MEASUREMENTS (continued)

Mortgage Loans Held for Sale – The Company elected to carry its mortgage loans held for sale at fair value. Given the meaningful level of secondary market activity for conforming mortgage loans, active pricing is available for similar assets and accordingly, the Company classifies its mortgage loans held for sale as a Level 2 measurement at March 31, 2013.

Derivative Assets and Liabilities – The Company’s derivative assets and liabilities are carried at fair value as required by GAAP and are accounted for as free standing derivatives. The derivative assets are IRLCs with prospective residential mortgage borrowers whereby the interest rate on the loan is determined prior to funding and the borrowers have locked in that interest rate. These commitments are determined to be derivative instruments. The derivative liabilities are forward sold mortgage backed securities (TBA MBS) used to hedge the fair value changes associated with changes in interest rates relating to its mortgage loan origination operations. The Company hedges the period from the interest rate lock (assuming a fall-out factor) to the date of the loan sale. The estimated fair value of TBA MBS is based on current market prices for similar instruments. Active pricing is available for similar TBA MBS and accordingly Company classifies its TBA MBS derivative liabilities as a Level 2 measurement at March 31, 2013. For IRLCs, the value if derived from the value of similar loan instruments, however the Company must assess and appropriate fall-out factor and accordingly, the Company classifies its IRLC derivative assets as a Level 3 measurement at March 31, 2013.

The following table includes information pertaining to the Company’s derivative assets and liabilities, as of March 31, 2013, and for the quarter then ended:

	Balance at	Total Gains (Losses)For the Quarter Ended
	March 31,	March 31,
	2013	2013
Derivative assets – IRLCs	$952,447	$780,539
Derivative liabilities – TBA MBS	1,785,706	(1,070,396)

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

2.	FAIR VALUE MEASUREMENTS (continued)

The following table includes information pertaining to the Company’s derivative assets and liabilities, as of March 31, 2012, and for the quarter then ended:

	Balance at	Total Gains (Losses)For the Quarter Ended
	March 31,	March 31,
	2012	2012
Derivative assets – IRLCs	$528,463	$528,463
Derivative liabilities – TBA MBS	91,570	2,125,100

3.	WAREHOUSE BORROWINGS

As of March 31, 2013, the Company had the following balances outstanding under its warehouse borrowing agreements:

Warehouse Line 1	$32,103,327
Warehouse Line 2	55,276,969
Warehouse Line 3	76,234,762
Warehouse Line 4	53,930,600

Total warehouse borrowings	$217,545,658

As of August 7, 2013 as a result of the purchase by Nationstar Mortgage, LLC, substantially all warehouse borrowing agreements were terminated and paid in full.

4.	COMMITMENTS AND CONTINGENCIES

General

In the normal course of business, companies in the mortgage banking industry encounter certain economic and regulatory risks. Economic risks include interest rate risk, credit risk, market risk and regulatory risk. The Company is subject to interest rate risk to the extent that in a rising interest rate environment, the Company will generally experience a decrease in loan production, which will negatively impact the Company’s operations. Credit risk is the risk of default, primarily in the Company’s loan portfolio, that results from borrowers’ inability or unwillingness to make contractually required payments. Market risk reflects changes in the liquidity of the secondary loan markets which impacts the value of loans held for sale and in commitments to originate loans. Regulatory risks include administrative enforcement actions and/or civil or criminal liability resulting from the Company’s failure to comply with the laws and regulations applicable to the Company’s business.

GREENLIGHT FINANCIAL SERVICES

NOTES TO INTERIM FINANCIAL STATEMENTS

(Unaudited)

March 31, 2013

4.	COMMITMENTS AND CONTINGENCIES (continued)

Legal

At times, the Company is subject to various claims and actions, which arise in the ordinary course of business. Management, having consulted with its legal counsel, believes the ultimate resolution of any such claims and actions, both individually and in the aggregate, will not have a material adverse effect upon the Company’s financial position or the results of its operations.

Trademarks

In 2004, the Company entered into an agreement with OTC Pacific, LLC (“OTC”), whereby OTC granted to the Company the exclusive, worldwide and nontransferable license to use, reproduce and publicly display trademarks containing the “Greenlight” name, including trade names, service marks, service names and/or logos identified in the agreement. The agreement was terminated on May 5, 2013, and such trademarks were sold to Nationstar on May 31, 2013. . For the quarters ended March 31, 2013 and 2012, the Company paid OTC royalty fees of $3,958,924 and $1,501,748, respectively, under the terms of this agreement.